Comerica Incorporated

Goldman Sachs 2020 US Financial Services Conference
December 8, 2020

Curt Farmer
Chief Executive Officer

Jim Herzog
Chief Financial Officer

Peter Sefzik
Executive Director
Commercial Bank

Melinda Chausse
Chief Credit Officer

Comerica Bank®

Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on track," "trend," "objective," "looks forward," "projects," "models" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences include credit risks (unfavorable developments concerning credit quality; declines or other changes in the businesses or industries of Comerica's customers, in particular the energy industry; and changes in customer behavior); market risks (changes in monetary and fiscal policies; fluctuations in interest rates and their impact on deposit pricing; and transitions away from LIBOR towards new interest rate benchmarks); liquidity risks (Comerica's ability to maintain adequate sources of funding and liquidity; reductions in Comerica's credit rating; and the interdependence of financial service companies); technology risks (cybersecurity risks and heightened legislative and regulatory focus on cybersecurity and data privacy); operational risks (operational, systems or infrastructure failures; reliance on other companies to provide certain key components of business infrastructure; the impact of legal and regulatory proceedings or determinations; losses due to fraud; and controls and procedures failures); compliance risks (changes in regulation or oversight; the effects of stringent capital requirements; and the impacts of future legislative, administrative or judicial changes to tax regulations); financial reporting risks (changes in accounting standards and the critical nature of Comerica's accounting policies); strategic risks (damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; the implementation of Comerica's strategies and business initiatives; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; and any future strategic acquisitions or divestitures); and other general risks (changes in general economic, political or industry conditions; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events; impacts from the COVID-19 global pandemic; and the volatility of Comerica's stock price). Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2019 and "Item 1A. Risk Factors" beginning on page 67 of the Corporation's Quarterly Report on Form 10-Q for the quarter ended September 30, 2020. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Comerica Bank®

Brief Overview

We will raise your expectations of what a bank can be

FACTS

170+ year history
16th largest U.S. Bank[1]: $84B in Assets
~8,000 employees

COMMERCIAL BANK

>90% of total loans are commercial
Highest concentration of C&I loans[2]

RETAIL BANK

433 banking centers
~600 ATMs; ~95 Banker Connects (ITMs)

WEALTH MANAGEMENT

$188B assets under administration
>25,000 personal & institutional clients

ATTRACTIVE FOOTPRINT

7 of 15 largest metropolitan areas[3]
5 of 10 fastest growing metropolitan areas[3,4]



MI 24%
CA 35%
Loans[5] $52.0B
TX 21%
Other Markets 20%



MI 36%
CA 29%
Deposits[5] $68.8B
TX 16%
Other Markets 19%

9/30/20 • [1]S&P Global Market Intelligence; Commercial Banks • [2]Among the top 25 U.S. financial holding companies; S&P Global Market Intelligence; as a % of assets • [3]U.S. Census Bureau; by population. 2019 • [4]2019 vs 2018 by number of people • [5]3Q20 Average

Comerica Bank

Key Strengths

Well positioned to navigate these challenging times

RELATIONSHIP FOCUSED

Deep expertise in specialty businesses
Long-tenured, experienced team

DIVERSIFIED



Footprint includes faster growth markets
Balanced exposure to a wide variety of industries

REVENUE OPPORTUNITIES

High-caliber, robust Cash Management suite, including Card programs
Collaboration between the 3 revenue divisions

CREDIT DISCIPLINE

Consistent, conservative underwriting standards
Superior credit performance through last recession

EXPENSE CONTROL

Continuous efficiency improvement culture
Leveraging technology to drive productivity & growth

WELL CAPITALIZED

10.25% CET1 Ratio[1]
10.84% Tier 1 Ratio[1]
$8.7B Total Capital[1]

9/30/20 • [1]Reflects deferral of CECL model impact as calculated per regulatory guidance

Comerica Bank

Diverse Footprint

Provides abundant opportunities in major metropolitan areas



Dallas-Fort Worth
Houston
Austin
San Antonio

#2 largest state GDP
Established 1988
Largest U.S. bank headquartered in Texas[1]
Industry opportunities:
- Energy
- Technology & Life Sciences
- Heavy Equipment
- Commercial Real Estate
- Healthcare & Education

123 Banking Centers



Avg. Loans ($B)
Avg. Deposits ($B)
10.6
8.7
10.9
10.0
YTD 3Q19
YTD 3Q20



Detroit
Ann Arbor
Grand Rapids
Lansing

#14 largest state GDP
Established 1849
#2 ranked among Michigan banks/thrifts[1,2]
Industry opportunities:
- Automotive
- Environmental Services
- Manufacturing
- Beverage Wholesaling
- Healthcare

189 Banking Centers



Avg. Loans ($B)
Avg. Deposits ($B)
12.6
20.0
12.6
23.0
YTD 3Q19
YTD 3Q20



Los Angeles
San Diego
San Jose
San Francisco

#1 largest state GDP
Established 1991
Tech hub for the world
Industry opportunities:
- Technology & Life Sciences
- Wine & Related
- Entertainment
- Consumer Products
- Textiles

96 Banking Centers



Avg. Loans ($B)
Avg. Deposits ($B)
18.6
16.4
18.3
18.7
YTD 3Q19
YTD 3Q20

9/30/20 • [1]S&P Global Market Intelligence • [2]By Deposit Market Share

Comerica Bank

Commercial Bank

A leading bank for business; developing full, loyal relationships

Treasury Management

High-caliber, robust product suite
- >75% customers use products[1]
- >3 products per customer (average)[1]

Continuous focus on product innovation
- Upgraded account reconcilement
- Upgraded deposit capture
- New system for payments & statements

2021 planned projects
- New system for mobile deposit capture
- New capability to send real time payments

Leveraging Data Analytics

Expand, acquire & retain relationships

Identify next best product

Prioritize opportunities

Utilize product propensity scoring & industry benchmarking

Card Products

Commercial Cards
- Vendor, T&E[2], Fleet maintenance

Merchant Services
- Enables businesses to accept payments

Prepaid card
- #4 prepaid card issuer in US[3]
- 57 distinct state & local government benefit programs
- Exclusive provider of prepaid debit cards for U.S. Treasury DirectExpress Program

Card Fees
(millions)



67
71
6%
3Q19
3Q20

Government Card Deposits
(millions)



2,444
5,216
113%
3Q19
3Q20

9/30/20 • [1]Commercial Bank customers only • [2]Travel & Entertainment • [3]Source: Nilson Report September 2020

Comerica Bank

Retail Bank

Technology transformation continues to enhance customer experience

Retail Digital Transformation

New online account opening capability launched in April

- Checking, savings & money market
- Immediate enrollment in Mobile Banking & Billpay
- ~11,000 accounts opened since April[1]
- ~$7MM in balances[1]

New online loan origination capability launched mid-November

- HELOC & installment loans
- Supported by robust dashboard

New online Small Business deposit account opening expected 1Q21

New teller system launched in November

Average Loans
(millions)


2,114
2,678
27%
3Q19
3Q20

Average Deposits
(millions)


20,761
23,604
14%
3Q19
3Q20

Active Mobile Users
(thousands; Average)

74% of customers enrolled in mobile banking


107
124
134
150
2017
2018
2019
YTD 9/30/20

9/30/20 • [1]As of 11/13/20

Comerica Bank

Wealth Management

Abundant cross-sell opportunities

Advisory Services

Comerica Securities

Trust Services & Asset Management

$188B in assets under administration

Comerica Trust Alliance

Established 1994

Unique fee generating business

Dedicated team provides trust services to clients of broker/dealers & RIAs

16 alliance partners

>13,000 advisor related accounts

>$17B personal trust assets under administration

Serve clients in all 50 states

Advisory Services
(millions; 3Q20)


Personal Trust 32%
Institutional Trust 26%
Fiduciary $51.3
Alliance Trust 32%
Securities 10%

Fiduciary Income
(millions)


148
155
154
157
YTD 9/30/17
YTD 9/30/18
YTD 9/30/19
YTD 9/30/20

9/30/20

Comerica Bank

4Q20 Loan & Deposit Update

Continuation of recent trends; reflects economic environment

Loan Trends
($ in billions; Average)



50.5
49.6
53.5
52.0
51.4
4Q19
1Q20
2Q20
3Q20
4Q20 thru 11/30

QTD average loans reflect[1]:
- – $399MM Corporate Banking
- – $309MM General Middle Market
- – $211MM Energy
- + $215MM Mortgage Banker
- + $187MM Equity Fund Services

4Q20 outlook: stable at QTD level

Deposit Trends
($ in billions; Average)



57.2
56.8
64.3
68.8
69.9
4Q19
1Q20
2Q20
3Q20
4Q20 thru 11/30

QTD average deposits reflect[1]:
- + $577MM noninterest-bearing deposits
- + $568MM interest-bearing deposits

Broad-based growth in nearly every business line

4Q20 outlook: stable at QTD level

4Q20 average balances through 11/30/20 are preliminary & subject to change • Outlook as of 12/7/20 • [1]Comparisons of 4Q20 through 11/30/20 vs 3Q20

Comerica Bank

Net Interest Income

Rate pressure has diminished

Net interest income outlook[1,2]

4Q20

No unfavorable impact from rates alone
- - Lower LIBOR & securities yields
- + Lower deposit pay rate (11-12bps) & additional loan interest rate floors

Other factors roughly offset each other
- - Reduced loan volume
- + Larger securities portfolio (3Q20)
- + Lower wholesale borrowings (3Q20)
- + Nominal PPP forgiveness

Go forward considerations

+ Loan Growth
+ Timing of PPP forgiveness
+ Modest potential opportunity
  - Lower deposit rates & deposit mix shift
  - Enhanced loan pricing including floors
  - Larger securities portfolio
  - Reduced wholesale funding

- 2H21 impacts
  - Interest rate hedges expire ($500MM)
  - Longer dated assets mature

Funding Costs[3]
(3Q20; percentages)



0.14
0.28
CMA
Peer Average

Interest-bearing Deposit Cost[3]
(3Q20; percentages)



0.17
0.26
CMA
Peer Average

Paycheck Protection Program[4]

- $3.8B loans
- >14,700 applications processed
- 53% of loans[5] <$50,000, totaling $162MM
- ~2.25% average yield[6]
- Contractual maturity 2 years
- Expect majority to be forgiven 1H21
- Funding, operational expenses & charitable giving partially offset revenue

Outlook as of 12/7/20 • [1]Relative to 3Q20; Outcomes may differ due to many variables, including pace of LIBOR change, balance sheet movements (loan, deposit & wholesale funding levels), competition for deposits • [2]For standard methodology see the Company's Form 10-Q, as filed with the SEC. Estimates are based on simulation modeling analysis • [3]Source for peer data: S&P Global Market Intelligence • [4]As of 9/30/2020 • [5]By number of borrowers • [6]Contractual 1.00% interest rate, plus processing fee which is amortized over life of loan

Comerica Bank

Credit Quality

Credit migration manageable

Well-diversified, relationship-based portfolio
Experienced managers with deep expertise
Conservative underwriting standards
Proactive, frequent customer dialogue
Adjusting risk ratings based on current & expected financial performance



Large Reserve as a % of NPAs
(percentages; 3Q20)
CFR 2.73
CMA 2.60
RF 1.87
SNV 1.80
KEY 1.52
ZION 1.51
FITB 1.47
FHN 1.46
HBAN 1.41
CFG 1.30
BOKF 1.30
MTB 1.15



Net Charge-Offs Through Cycle
(As a % of Average Loans)
Total CMA
Peer Average
3.0
2.5
2.0
1.5
1.0
0.5
0.0
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
3Q20



Low Nonperforming Assets
(percentages; 3Q20)
SNV 0.49
CFR 0.53
CMA 0.64
ZION 0.68
HBAN 0.74
FHN 0.79
FITB 0.85
RF 0.90
KEY 0.97
BOKF 1.12
MTB 1.32

9/30/20 • Source for peer data: S&P Global Market Intelligence

Comerica Bank

Expense Management

Proven cost discipline

Strong culture that drives efficiency
Carefully managing workforce
- Reallocating resources, as needed

Continuously optimizing footprint
- Consolidate or relocate banking centers
- Utilizing flexible workspace to reduce square footage



Employees
(FTE)
9,035
7,738
14%
2012
3Q20
Banking Centers
489
433
11%
2012
3Q20



NIX / Average Loans + Deposits1
(percentages; 3Q20 NIX Annualized)
CFG 1.4
ZION 1.4
CMA 1.5
SNV 1.5
FHN 1.5
MTB 1.5
CFR 1.6
HBAN 1.6
FITB 1.7
KEY 1.7
RF 1.7
BOKF 2.0



Loans + Deposits / Employee1,2
(Average $ in millions)
CMA
Peer Avg.
10.3
7.5
15.6
13.3
2012
3Q20



Deposits / Banking Center1,3
(Period-End; $ in millions)
CMA
Peer Avg.
107
86
158
144
2012
3Q20

9/30/20 • [1]Source for peer data: S&P Global Market Intelligence • [2]2012 CFG not available; 3Q20 CFR not available as of 12/7/20 • [3]3Q20 CFR, CFG, & MTB Banking Centers are approximate as of 12/31/19, 3Q20 BOKF not available as of 12/7/20

Comerica Bank

Capital Management

Maintain strong capital base



CET1[1]
Tier 1[1]
Regulatory Minimum + Capital Conservation Buffer (CCB)
7.0%
10.0%
10.3%
2Q20
3Q20
8.5%
10.6%
10.8%
2Q20
3Q20



Total Capital[1]
Reg. Min + CCB
10.5%
13.0%
13.1%
2Q20
3Q20
ROE[2]
6.1%
10.8%
2Q20
3Q20

Capital management objectives

- Supporting customers; driving growth
- Maintain attractive dividend yield
- Strong debt ratings[3]
  - Moody's: A3
  - S&P: BBB+
  - Fitch: A-
- CET1 Target ~10%[4]



Attractive Dividend Yield
(percentages; 12/2/20)
5.23
4.68
4.67
4.64
4.54
4.06
4.04
3.83
3.58
3.30
3.27
2.98
CMA
HBAN
FHN
KEY
CFG
FITB
SNV
RF
MTB
CFR
ZION
BOKF

9/30/20 • [1]Reflects deferral of CECL model impact as calculated per regulatory guidance • [2]Return on common shareholders' equity • [3]Holding company debt ratings as of 12/7/20; Debt Ratings are not a recommendation to buy, sell, or hold Securities • [4]Outlook as of 12/7/20

Comerica Bank

Well positioned to navigate these challenging times

And support customers as economy recovers

- CUSTOMER FOCUSED
- DIVERSIFIED
- REVENUE OPPORTUNITIES
- EXPENSE CONTROL
- CREDIT DISCIPLINE
- WELL CAPITALIZED

Continued to Provide Superior Returns



ROA[1,2]
(percentages; 3Q20)
0.99
1.02
CMA
Peer Average
ROE[1,3]
(percentages; 3Q20)
10.84
9.66
CMA
Peer Average

9/30/20 • Source for peer data: S&P Global Market Intelligence • [1]FHN excluded as not comparable due to merger with IBKC • [2]Return on Average Assets • [3]Return on Average Common Equity

Comerica Bank

Appendix

commitment

Comerica Bank

Commitment to Community, Diversity & Sustainability

COVID-19 Response:

- **>$9MM**[1] distributed to **>150** non-profit and other community service organizations
- **>65%** colleagues working from home
- **$175/week** extra for colleagues who could not work from home (through early June 2020)
- **$3.8B** in PPP loans; **>14,700** applications processed

2Q20 (LTM) vs FY19[2]**:**

- **4.7%** GHG emissions (real estate-based)
- **7.6%** water consumption
- **4.0%** electricity use
- **7.4%** natural gas use

GHG Emissions Reduction Goals[3]:

- **50%** by 2025
- **65%** by 2030
- **100%** by 2050

- **Ranked 51st** in Newsweek's 2021 ranking of America's Most Responsible Companies
- **Top 3** in DiversityInc® regional companies for diversity
- Recognized as **one of the most** community-minded companies in the nation by Points of Light

11/30/20 • [1]Support from Comerica Bank & Comerica Charitable Foundation • [2]Preliminary • [3]Relative to 2012 Baseline

Comerica Bank

3Q20 Results

Strong credit quality & deposit growth continued as customers remain cautious

(millions, except per share data)	3Q20	2Q20	3Q19	Change From 2Q20	Change From 3Q19
Average loans	$52,013	$53,498	$50,887	$(1,485)	$1,126
Average deposits	68,763	64,282	55,716	4,481	13,047
Net interest income	458	471	586	(13)	(128)
Provision for credit losses	5	138	35	(133)	(30)
Noninterest income[1]	252	247	256	5	(4)
Noninterest expenses[1]	446	440	435	6	11
Provision for income tax	48	27	80	21	(32)
Net income	211	113	292	98	(81)
Earnings per share[2]	$1.44	$0.80	$1.96	$0.64	$(0.52)
Book Value per Share[3]	53.78	53.28	49.96	0.50	3.82
Tier 1[4]	10.84	10.58	9.96		
CET1[4]	10.25	9.99	9.96		

Key Performance Drivers
3Q20 compared to 2Q20

- National Dealer loans down $910MM; Overall, seeing modest improving trends
- Deposit growth broad-based & primarily noninterest-bearing
- Net interest income: impact of lower rates waned
- Credit quality strong; NCO 26 bps; Criticized loans stable; ACL, ex-PPP, 2.14%
- Noninterest income included growth in deposit service charges, commercial lending fees & continued strong card fees
- Expenses remained well controlled; included increases in deferred comp & charitable contributions
- ROE 10.84% & ROA 0.99%

[1]Includes gain (loss) related to deferred comp plan of $8MM 3Q20, $2MM 2Q20, & $3MM 3Q19 • [2]Diluted earnings per common share • [3]Common shareholders' equity per share of common stock • [4]Reflects deferral of CECL model impact as calculated per regulatory guidance

Comerica Bank

Net Interest Income

Factors that impact performance

Loan Portfolio
($ in billions; 3Q20 Period-end)



Fixed Rate 26%
Prime-based 12%
>1 Month LIBOR 7%
1 Month LIBOR 55%
Total $52.4B

- Fixed rate loans include $5.55B receive fixed/pay floating (30-day LIBOR) interest rate swaps
- LIBOR categories include $8.4B[1] in loans with floors

Beneficial Deposit Mix
($ in billions; 3Q20 Average)



Retail Noninterest-bearing 11%
Retail Interest-bearing 25%
Commercial Noninterest-bearing 41%
Commercial Interest-bearing 23%
Total $68.8

$5.55B in Swaps Maturing through 2024
($ in millions)



Swap Yield
0
2020
500
2.1%
2021
1,800
2.1%
2022
1,750
1.9%
2023
1,500
1.5%
2024

9/30/20 • [1]Period-End Balances

Comerica Bank

Loans

September loan trends & pipeline beginning to show improvement


Average Loans
($ in billions)
Loan Yields
50.9
50.5
49.6
53.5
52.0
53.4
52.4
4.83
4.43
4.19
3.26
3.13
3Q19
4Q19
1Q20
2Q20
3Q20
Average Balances
2Q20
3Q20
Period-end

3Q20 compared to 2Q20 • [1]As of 9/30/20

Average loans decreased $1.5B

- $910MM National Dealer Services
  - Low inventory levels due to OEM shutdown & rebound in sales
- $476MM Corporate Banking
  - Liquidity buffer line draws being repaid
- $384MM Middle Market General
  - Reduced working capital & capex
- \+ $307MM Mortgage Banker Finance
  - Strong refi & home sales

Paycheck Protection Program (PPP) $3.8B

- Average PPP loans increased $1.2B

Committed Line Utilization 47% (2Q20 49%)

Loan yields stabilizing

- Average 1-month LIBOR declined 19 bps
- $7.7B[1] average loans with floors at average rate of 90 bps

Comerica Bank

Average Loans by Business and Market

By Line of Business	3Q20	2Q20	3Q19
Middle Market			
General	12.3	12.7	12.2
Energy	2.0	2.2	2.5
National Dealer Services	5.3	6.2	7.5
Entertainment	0.7	0.7	0.7
Tech. & Life Sciences	1.3	1.5	1.3
Equity Fund Services	2.2	2.3	2.5
Environmental Services	1.4	1.4	1.2
Total Middle Market	$25.3	$27.0	$28.0
Corporate Banking			
US Banking	3.1	3.5	3.0
International	1.4	1.5	1.3
Commercial Real Estate	6.7	6.7	5.7
Mortgage Banker Finance	3.6	3.3	2.5
Business Banking	4.2	4.0	3.5
COMMERCIAL BANK	**$44.2**	**$45.9**	**$43.9**
Retail Banking	2.7	2.5	2.1
RETAIL BANK	**$2.7**	**$2.5**	**$2.1**
Private Banking	5.1	5.1	4.9
WEALTH MANAGEMENT	**$5.1**	**$5.1**	**$4.9**
TOTAL	**$52.0**	**$53.5**	**$50.9**

By Market	3Q20	2Q20	3Q19
Michigan	$12.6	$13.0	$12.6
California	18.1	18.7	18.3
Texas	10.9	11.2	10.8
Other Markets[1]	10.4	10.6	9.3
TOTAL	**$52.0**	**$53.5**	**$50.9**

Highest Concentration of Business Loans[2]


Business Loans as a % of Total
(percentages; 3Q20 Period-end)
92
90
87
80
77
76
72
67
66
64
51
50
CMA
CFR
BOKF
ZION
FHN
SNV
KEY
MTB
RF
FITB
HBAN
CFG

$ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets • [2]Source for peer data: S&P Global Market Intelligence

Comerica Bank

Deposits

Broad-based growth continued while prudently reduced deposit pricing



Average Deposits
($ in billions)
Deposit Rates[1]
55.7
57.2
56.8
64.3
68.8
67.7
68.5
0.99
0.92
0.76
0.26
0.17
3Q19
4Q19
1Q20
2Q20
3Q20
Average Balances
2Q20
3Q20
Period-end

Average deposits increased $4.5B[2]

+ $3.2B noninterest-bearing
+ $1.2B interest-bearing

Loan to deposit ratio[3] 76%

Total funding costs 14 bps[4], down 8 bps

Deposits: Highest Growth with Lower Cost[5]

(percentages)



Deposit Growth Q/Q
8
6
4
2
-1
CMA
ZION
RF
CFR
BOKF
KEY
MTB
FITB
HBAN
CFG
SNV
0.05
0.15
0.25
0.35
Total Deposit Cost[4]

3Q20 compared to 2Q20 • [1]Interest costs on interest-bearing deposits • [2]Totals shown do not foot due to rounding • [3]At 9/30/2020 • [4]Interest incurred on liabilities as a percent of average noninterest–bearing deposits and interest-bearing liabilities • [5]Source for peer data: S&P Global Market Intelligence. FHN excluded as not comparable due to merger with IBKC

Comerica Bank

Average Deposits by Business and Market

By Line of Business	3Q20	2Q20	3Q19
Middle Market			
General	$20.0	$18.1	$13.6
Energy	0.5	0.5	0.4
National Dealer Services	0.5	0.4	0.3
Entertainment	0.2	0.2	0.1
Tech. & Life Sciences	5.9	5.5	4.6
Equity Fund Services	0.8	0.8	0.9
Environmental Services	0.2	0.2	0.2
Total Middle Market	$28.1	$25.7	$20.1
Corporate Banking			
US Banking	2.9	2.4	1.9
International	1.8	1.8	1.6
Commercial Real Estate	1.7	1.8	1.6
Mortgage Banker Finance	0.9	0.8	0.7
Business Banking	4.1	3.8	3.0
COMMERCIAL BANK	**$39.5**	**$36.3**	**$28.9**
Retail Banking	23.6	22.6	20.7
RETAIL BANK	**$23.6**	**$22.6**	**$20.7**
Private Banking	4.1	3.8	3.5
WEALTH MANAGEMENT	**$4.4**	**$4.2**	**$3.8**
Finance/Other[2]	1.2	1.1	2.3
TOTAL	**$68.8**	**$64.3**	**$55.7**

By Market	3Q20	2Q20	3Q19
Michigan	$24.8	$23.5	$20.2
California	20.1	18.5	16.7
Texas	10.7	10.2	8.7
Other Markets[1]	12.0	11.0	7.9
Finance/Other[2]	1.2	1.1	2.3
TOTAL	**$68.8**	**$64.3**	**$55.7**

Noninterest-bearing / Total Deposits[3]

(percentages; 3Q20)



52
46
44
41
39
34
32
31
31
29
29
29
CMA
ZION
CFR
RF
MTB
BOKF
FITB
FHN
KEY
HBAN
SNV
CFG

$ in billions • Totals shown above may not foot due to rounding • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets • [2]Finance/Other includes items not directly associated with the geographic markets or the three major business segments • [3]Source for peer data: S&P Global Market Intelligence

Comerica Bank

Energy Line of Business

Allocation of reserves for Energy loans remains >10%

Period-end Loans

($ in millions)



Services
Midstream
Exploration & Production
3,559
566
454
2,539
3,070
480
479
2,111
2,250
289
374
1,587
1,836
195
295
1,346
2,163
94
298
1,771
2,221
48
432
1,741
2,114
55
364
1,695
2,086
50
374
1,662
1,835
46
338
1,451
2014
2015
2016
2017
2018
2019
1Q20
2Q20
3Q20

- Exposure $3.3B / 55% utilization
- $9MM NCOs, includes $14MM recoveries
- Fall redeterminations 61% completed (11/30)
  - Expect borrowing bases to remain flat to slightly down[1]
- Hedged 50% or more of production
  - At least one year: 74% of customers
  - At least two years: 38% of customers
- Focus on larger, sophisticated E&P companies
- E&P: 55% Oil, 18% Gas, 27% Oil/Gas

($ in millions; Period-end)	3Q20	2Q20	3Q19
Total PE loans	$1,835	$2,086	$2,422
% of total CMA	*3.5%*	*3.9%*	*4.7%*
Criticized[2]	$720	$822	$220
Ratio	*39.2%*	*39.4%*	*9.1%*
Nonaccrual	$141	$102	$74
Ratio	*7.7%*	*4.9%*	*3.0%*
Net charge-offs[3]	$9	$45	$34

9/30/20 • [1]Outlook as of 12/7/20 • [2]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories • [3]Net credit-related charge-offs

Comerica Bank

Credit

Exposure to "at risk" industries well reserved

Category	Period-end loans	% of total loans	% Category criticized[1]	% Category Nonaccrual[2]	Comments
Retail CRE	$781	1.6%	4.7%	0.0%	Well capitalized developers (low LTV)
Hotels	$559	1.2%	9.5%	0.0%	Strong Liquidity; Well capitalized
Retail goods & services	$261	0.5%	14.5%	0.0%	Granular portfolio
Arts / Recreation	$248	0.5%	28.5%	0.0%	Larger, well-established entities
Total all Other[3]	$1,032	2.1%	9.9%	0.4%	11 distinct categories
Social Distancing Total	**$2,881**	**5.9%**	**10.4%**	**0.1%**	
Auto Production	**$1,228**	**2.5%**	**24.5%**	**0.4%**	Primarily Tier 1 & Tier 2 suppliers
Leveraged Loans[4]	**$2,177**	**4.5%**	**18.4%**	**0.8%**	Relationship-based; strong sponsors

Payment Deferrals Continue to Decline[5]

- $140MM (0.3% of period-end loans[5])
- Mainly for 90-day period
- Few modifications to previously deferred loans
- ~110 customers, primarily consumer mortgage, middle market & small business

Based on review of "at risk" segments, removed Casinos & Sports Franchises

- Essentially no negative migration
- Criticized & nonaccrual loans well below total portfolio average

9/30/20; $ in millions, excludes PPP loans • [1]Period-end category criticized loans / category loans • [2]Period-end category nonaccrual loans / category loans • [3]Includes airlines, restaurants/bars, childcare, coffee shops, cruise lines, education, gasoline/C stores, religious organizations, senior living, freight, travel arrangement • [4]Excludes $300MM of leveraged loans included in other "at risk" categories • [5]As of 11/27/20

Comerica Bank

Mortgage Banker Finance

55+ years experience with reputation for consistent, reliable approach

- Provide warehouse financing: bridge from residential mortgage origination to sale to end market
- Extensive backroom provides collateral monitoring and customer service
- Focus on full banking relationships
- Granular portfolio with ~100 relationships

  As of 3Q20:
  - Comerica: 56% purchase
  - Industry: 34% purchase[1]
- Strong credit quality
  - No charge-offs since 2010
- Period-end loans: $4.5B

Average Loans
($ in millions)



Actual MBA Mortgage Origination Volumes[1]
2,544
1,450
1,780
1,974
1,784
2,044
2,521
2,681
2,042
3,278
3,585
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20

MBA Mortgage Originations Forecast[1]
($ in billions)



Purchase
Refinance
962
937
700
648
639
3Q20
4Q20
1Q21
2Q21
3Q21

9/30/20 • [1]Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 11/16/20; 3Q20 is actual

Comerica Bank

Commercial Real Estate Line of Business

Very strong credit quality

Primarily Lower Risk Multifamily[1]
($ in millions; Period-end)



Retail 9%
Office 9%
Single Family 3%
Other 4%
Land Carry 4%
Multi use 3%
Industrial / Storage 19%
Total $6.0B
Multifamily 49%

Multifamily by Class & Market[1]
($ in millions; Period-end)



Class A 86%
Class B 13%
Low Inc. 1%
Class $3.0B
TX 31%
Other 18%
MI 4%
FL 2%
CA 45%
Market $3.0B

- Long history of working with well established, proven developers
- >90% of new commitments from existing customers
- Substantial upfront equity required
- 74% of Multifamily & 67% of Industrial/ Storage are construction loans[1,2]
- Majority high growth markets within footprint:
  - 45% California
  - 30% Texas

Credit Quality

No significant net charge-offs since 2014
($ in millions)



NAL
Criticized[3]
% Criticized/Loans
92
87
87
72
119
1.6%
1.4%
1.3%
1.1%
1.8%
2
2
3
4
4
3Q19
4Q19
1Q20
2Q20
3Q20

9/30/20 • [1]Excludes CRE line of business loans not secured by real estate • [2]Period-end loans • [3]Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories

Comerica Bank

National Dealer Services

70+ years of floor plan lending



Franchise Distribution
(Based on period-end loan outstandings)
Honda/Acura 17%
Toyota/Lexus 15%
Ford 9%
GM 7%
Total $5.4B
Other[1] 12%
Fiat/Chrysler 8%
Mercedes 3%
Nissan/ Infiniti 4%
Other Asian 14%
Other European 11%

Geographic Dispersion

California	56%	Texas	8%
Michigan	26%	Other	10%

- Top tier strategy
- Focus on "Mega Dealer" (five or more dealerships in group)
- Strong credit quality
- Robust monitoring of company inventory and performance



Average Loans
($ in billions)
Floor Plan
6.3
6.6
6.8
7.1
6.9
7.1
7.3
7.4
7.0
7.4
7.8
7.9
7.5
7.3
6.8
6.2
5.3
3.8
4.0
4.1
4.3
3.9
4.1
4.1
4.2
3.8
4.0
4.4
4.5
4.1
4.0
3.6
2.8
1.9
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20

9/30/20 • [1]Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans)

Comerica Bank

Technology & Life Sciences

Deep expertise & strong relationships with top-tier investors



Average Loans
($ in millions)
1,251
1,181
1,193
1,517
1,332
3Q19
4Q19
1Q20
2Q20
3Q20



Average Deposits
($ in millions)
4,637
5,149
5,126
5,471
5,946
3Q19
4Q19
1Q20
2Q20
3Q20

- ~400 customers
- Manage concentration to numerous verticals to ensure widely diversified portfolio
- Closely monitor cash balances & maintain robust backroom operation
- 11 offices throughout US & Canada



Customer Segment Overview[1]
(Approximate; 3Q20 Period-end loans)
Growth 56%
Total $1.3B
Late Stage 25%
Early Stage 19%

9/30/20 • [1]Includes estimated distribution of PPP loans

Comerica Bank

Equity Fund Services

Deep expertise & strong relationships with top-tier investors

- Customized credit, treasury management & investment solutions for venture capital & private equity firms
- National scope with customers in 17 states & Canada
- ~270 customers
- Drive connectivity with other teams
  - Energy
  - Middle Market
  - TLS
  - Environmental Services
  - Private Banking
- Strong credit profile
  - No charge-offs
  - No criticized loans



Average Loans
($ in millions)
2,549
2,498
2,606
2,277
2,171
3Q19
4Q19
1Q20
2Q20
3Q20

9/30/20

Comerica Bank

Credit Quality Strong

NCOs decline to 26 bps; Credit migration manageable



Net Charge-offs Decline[1]
($ in millions)
All Other
Energy
% NCO/Avg Loans
42
0.33
8
21
0.16
2
84
0.68
17
50
0.37
5
33
0.26
24
3Q19
4Q19
1Q20
2Q20
3Q20



Criticized Loans Stable[2]
($ in millions)
All Other
Energy
% Criticized/Loans
1,861
3.6
1,641
2,120
4.2
1,754
2,457
4.6
1,964
3,379
6.3
2,557
3,406
6.5
2,686
3Q19
4Q19
1Q20
2Q20
3Q20



Nonperforming Loans
Remain Below Historic Norms
($ in millions)
All Other
Energy
% NPL/Loans
226
0.44
152
204
0.40
161
239
0.45
174
271
0.51
169
325
0.62
184
3Q19
4Q19
1Q20
2Q20
3Q20



Low Net Charge-offs[3]
(Net Charge-Offs as a percent of Average Loans; 3Q20)
0.12
0.22
0.26
0.28
0.35
0.37
0.38
0.44
0.48
0.50
0.55
0.68
MTB
CFR
CMA
SNV
FITB
BOKF
ZION
FHN
KEY
RF
HBAN
CFG

9/30/20 • [1]Net credit-related charge-offs • [2]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories • [3]Source for peer data: S&P Global Market Intelligence

Comerica Bank

Credit Quality Strong

ACL remains ~2% reflecting decrease in loans & continued economic uncertainty



Reserve Level Stable
($ in millions)
% ACL/Loans
% Ex-PPP
1.32
681
1.33
668
1.83
978
2.15
1.99
1,066
2.14
1.98
1,038
3Q19
4Q19
1Q20
2Q20
3Q20



High Reserve Coverage & Low NPAs
NPA/PE Loans (%)
ACL/NPL (times)
4.0
3.0
2.0
1.0
0.0
3.2
0.64
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
3Q20

9/30/20

CECL modeling

- Variety of economic forecasts considered
- Forecasts with greatest weights feature slow recovery following the significant recession
- Continued elevated qualitative reserves for Energy, Auto, Leverage & Social Distancing

Assumptions Used to Inform Models

	4Q20	4Q21
Unemployment Rate		
1Q20	6.5%	6.3%
2Q20	9.6%	6.7%
3Q20	8.8%	6.6%
Real GDP (% change)		
1Q20	2.4%	5.1%
2Q20	12.3%	3.2%
3Q20	7.5%	3.6%

Comerica Bank

Securities Portfolio

Deployed portion of excess liquidity through purchases



Securities Portfolio
($ in billions; Average)
Treasury Securities
Mortgage-backed Securities (MBS)
Securities Yields
12.2
12.2
12.3
12.6
13.9
12.8
15.1
9.4
9.4
9.5
9.8
9.8
9.9
10.4
2.45
2.45
2.43
2.41
2.13
3Q19
4Q19
1Q20
2Q20
3Q20
2Q20
3Q20
Average Balances
Period-end

Added $2.25B to increase portfolio size

- $1.75B Treasuries; average yield 26 bps
- $500MM MBS; average yield 1.085%
- Purchases focused on underlying collateral with favorable prepayment characteristics
- Continue to reinvest estimated quarterly payments of $950MM-$1B[1] (3Q20 ~$1B)

Duration of 2.5 years[1]

- Extends to 3.9 years under a 200 bps instantaneous rate increase[1]

Net unrealized pre-tax gain of $332MM

Net unamortized premium of $37MM[2]

9/30/20 • [1]Estimated as of 9/30/20 • [2]Net unamortized premium on the MBS portfolio

Comerica Bank

Net Interest Income

Margin impacted by excess liquidity due to strong deposit growth & lower interest rates



Net Interest Income
($ in millions)
Net Interest Margin
586
544
513
471
458
3.52
3.20
3.06
2.50
2.33
3Q19
4Q19
1Q20
2Q20
3Q20

$471MM		2Q20		2.50%
- 26MM		Loans		- 0.13
	- 21MM	Lower rates	- 0.11	
	- 14MM	Lower balances	- 0.04	
	+ 5MM	Loan fees	+ 0.02	
	+ 4MM	1 additional day	---	
- 2MM		Securities		- 0.02
	- 3MM	Lower rates	- 0.01	
	+ 1MM	Higher balances	- 0.01	
+ 1MM		Fed Deposits		- 0.09
	+ 1MM	Higher balances	- 0.09	
+ 5MM		Deposits		+ 0.03
	+ 5MM	Lower rates	+ 0.03	
+ 9MM		Wholesale Funding		+ 0.04
	+ 5MM	Lower balances	+ 0.02	
	+ 4MM	Lower rates	+ 0.02	
$458MM		3Q20		2.33%

3Q20 compared to 2Q20

Comerica Bank

Noninterest Income

Deposit service charges & lending fees recovering; Card fees remained strong



Noninterest Income1
($ in millions)
256
266
237
247
252
3Q19
4Q19
1Q20
2Q20
3Q20

- \+ $ 5MM Deposit Service Charges
- \+ $ 3MM Card Fees
- \+ $ 2MM Commercial Lending Fees
- – $10MM Derivative Income (other)
- – $ 2MM Securities trading (other)
- – $ 2MM Investment banking (other)
- \+ $ 6MM Deferred comp (other) (offset in noninterest expense)
- \+ $ 3MM Bank-owned Life Insurance (BOLI)

3Q20 compared to 2Q20 • [1]Includes gain(loss) related to deferred comp plan of $3MM 3Q19, $3MM 4Q19, ($3MM) 1Q20, $2MM 2Q20, $8MM 3Q20 (offset in noninterest expense)

Comerica Bank

Noninterest Expense

Remains well-controlled


Noninterest Expense
($ in millions)
435
451
425
440
446
3Q19
4Q19
1Q20
2Q20
3Q20

+ $8MM Salaries & benefits
  + $6MM Deferred Comp (offset in noninterest income)
  + $4MM Staff insurance (seasonal)
+ $4MM Charitable contributions (other)
+ $3MM Occupancy (seasonal)
- $4MM Outside Processing
- $3MM Operational & Litigation-related costs (other)

3Q20 compared to 2Q20

Comerica Bank

Capital Management


CET1
(percentages)
12.7
12.1
10.4
10.3
10.1
9.9
9.8
9.8
9.5
9.3
9.3
9.2
CFR BOKF ZION CMA FITB HBAN MTB CFG KEY RF SNV FHN


Tier 1 Capital
(percentages)
12.7
12.4
12.1
11.6
11.5
11.2
11.0
10.9
10.9
10.8
10.6
10.3
CFR HBAN BOKF FITB ZION CFG MTB KEY RF CMA SNV FHN

9/30/20 • Source for peer data: S&P Global Market Intelligence

Comerica Bank

Holding Company Debt Rating

Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Cullen Frost	A3	A-	-
M&T Bank	A3	A-	A
BOK Financial	A3	BBB+	A
Comerica	A3	BBB+	A-
Fifth Third	Baa1	BBB+	A-
Huntington	Baa1	BBB+	A-
KeyCorp	Baa1	BBB+	A-
Regions Financial	Baa2	BBB+	BBB+
Zions Bancorporation	Baa2	BBB+	BBB+
First Horizon National Corp	Baa3	BBB-	BBB
Citizens Financial Group	-	BBB+	BBB+
Synovus Financial	-	BBB-	BBB

As of 12/2/20 • Source: S&P Global Market Intelligence • Debt Ratings are not a recommendation to buy, sell, or hold securities • Zions Bancorporation ratings are for the bank

commitment